UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2024

Summit Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1000, Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 203-2034

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Summit Therapeutics Inc. (the “Company”) announced data relating to the HARMONi-A trial, which was presented by Dr. Li Zhang, Sun Yat-Sen University, at the 2024 American Society of Clinical Oncology (“ASCO”) Annual Meeting in Chicago, IL on May 31, 2024. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On May 31, 2024, the Company issued a press release announcing the positive dataset associated with HARMONi-A, a single region, multi-center, Phase III study conducted in China sponsored by Akeso, Inc. (“Akeso”) with data generated and analyzed by Akeso. A copy of the May 31, 2024 press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

On June 1, 2024, the Company announced that the Journal of the American Medical Association published a manuscript titled “Ivonescimab Plus Chemotherapy in Non-Small Cell Lung Cancer with EGFR Variant: A Randomized Clinical Trial.” The publication is based on the results of HARMONi-A, a single region, multi-center, Phase III study conducted in China sponsored by Akeso, with data generated and analyzed by Akeso. This was the dataset presented at ASCO and which supported the marketing authorization of ivonescimab plus chemotherapy in China. A copy of the June 1, 2024 press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	ASCO Presentation
99.2	Press Release, dated May 31, 2024
99.3	Press Release, dated June 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: June 3, 2024	By:	/s/ Manmeet S. Soni
Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)